UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 7, 2017

SOTHERLY HOTELS INC.

SOTHERLY HOTELS LP

(Exact name of Registrant as Specified in Its Charter)

Maryland (Sotherly Hotels Inc.) Delaware (Sotherly Hotels LP)	001-32379 (Sotherly Hotels Inc.) 001-36091 (Sotherly Hotels LP)	20-1531029 (Sotherly Hotels Inc.) 20-1965427 (Sotherly Hotels LP)
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

410 W. Francis Street Williamsburg, Virginia		23185
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (757) 229-5648

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01Entry into a Material Definitive Agreement.

As previously disclosed in a Current Report on Form 8-K filed on October 12, 2016, on October 6, 2016 Hampton Hotel Associates LLC, an affiliate of Sotherly Hotels Inc. (“Sotherly” or the “Company”), a Maryland corporation and the sole general partner of Sotherly Hotels LP, a Delaware limited partnership (the “Operating Partnership” and, together with the Company and subsidiaries of the Operating Partnership, “we”, “our” and “us”), entered into an agreement (the “Agreement”) to sell the Crowne Plaza Hampton Marina located in Hampton, Virginia (the “Hotel”) to Marina Hotel, LLC (the “Buyer”) for a price of $5.65 million.  The obligations of the Buyer under the Agreement are unconditionally guaranteed by Shamin Hotels, Inc. and Neil Amin, as guarantors.

On February 7, 2017, we entered into an amendment to the Agreement with the Buyer and the transactions contemplated by the Agreement were completed.  The Company used proceeds from the sale of the Hotel to repay the existing first mortgage on the Hotel and intends to use the remaining proceeds for general corporate purposes.

The foregoing summary description of the Agreement and the transactions contemplated thereby is not intended to be complete and is qualified in its entirety by the complete text of the Agreement.

Item 2.01Completion of Acquisition or Disposition of Assets.

The disclosure required by this item is included in Item 1.01 and is incorporated herein by reference.

Item 7.01Regulation FD Disclosure.

On February 9, 2017, the Company issued a press release announcing the disposition of the Hotel.  A copy of the press release is attached to the Current Report on Form 8-K as Exhibit 99.1 and incorporated by reference herein.

In accordance with General Instructions B.2 and B.6 of Form 8-K, the information included in this Item 7.01 (including Exhibit 99.1 hereto), shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, (the “Exchange Act”), nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
10.58	Agreement for Sale and Purchase of Property by and between Hampton Hotel Associates LLC, Marina Hotel, LLC, Neil Amin, and Shamin Hotels, Inc., dated October 6, 2016.
10.59	Amendment to Agreement for Sale and Purchase of Property by and between Hampton Hotel Associates LLC, Marina Hotel, LLC, Neil Amin, and Shamin Hotels, Inc., dated February 7, 2017.
99.1	Press Release of Sotherly Hotels Inc. dated February 9, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

Date: February 9, 2017	SOTHERLY HOTELS INC.

	By:	/s/ David R. Folsom
David R. Folsom
President and Chief Operating Officer

SOTHERLY HOTELS LP

by its General Partner,
SOTHERLY HOTELS INC.

	By:	/s/ David R. Folsom
David R. Folsom
President and Chief Operating Officer

Exhibit Index

Exhibit Number	Description
10.58	Agreement for Sale and Purchase of Property by and between Hampton Hotel Associates LLC, Marina Hotel, LLC, Neil Amin, and Shamin Hotels, Inc., dated October 6, 2016.
10.59	Amendment to Agreement for Sale and Purchase of Property by and between Hampton Hotel Associates LLC, Marina Hotel, LLC, Neil Amin, and Shamin Hotels, Inc., dated February 7, 2017.
99.1	Press Release of Sotherly Hotels Inc. dated February 9, 2017.